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                                                                      Exhibit 10



                                   LAW OFFICES
                           DRINKER BIDDLE & REATH LLP
                       PHILADELPHIA NATIONAL BANK BUILDING
                              1345 CHESTNUT STREET
                           PHILADELPHIA, PA 19107-3496
                            Telephone: (215) 988-2700
                               Fax: (215) 988-2757




                                  May 15, 1998


Excelsior Tax-Exempt Funds, Inc.
73 Tremont Street
Boston, MA 02108

Re:      Post-Effective Amendment No. 24 to Registration
         Statement on Form N-1A of Excelsior Tax-Exempt Funds, Inc.
         ----------------------------------------------------------

Ladies and Gentlemen:

         We have acted as counsel for Excelsior Tax-Exempt Funds, Inc. (the "Company"), a Maryland corporation, in connection with the registration by the Company of its shares of common stock, par value $.001 per share. The Articles of Incorporation of the Company authorize the issuance of 14,000,000,000 shares of common stock. We have assumed that, prior to the effectiveness of Post-Effective Amendment No. 24 under the Securities Act of 1933 and prior to the issuance of shares of common stock ("Class G Common Stock") representing interests in the New York Tax-Exempt Money Fund, the Board of Directors of the Company (the "Board") will adopt resolutions designating, classifying, establishing and authorizing the issuance and sale of Class G Common Stock to the public, and that all necessary filings and actions will be made and taken under Maryland law. You have asked for our opinion on certain matters relating to the Class G Common Stock.

         We have reviewed the Company's Articles of Incorporation and Bylaws, resolutions and proposed resolutions of the Company's Board, certificates of public officials and such other legal and factual matters as we have deemed appropriate. We have also reviewed the Company's Registration Statement on Form N-1A under the Securities Act of 1933 (the "Registration Statement"), as amended through Post-Effective Amendment No. 24 thereto. This


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Excelsior Tax-Exempt Funds, Inc.
May 15, 1998
Page 2

opinion is based exclusively on the Maryland General Corporation Law and the federal law of the United States of America.

         We have also assumed the following for purposes of this opinion:

         1. The shares of Class G Common Stock will be issued in accordance with the Articles of Incorporation and Bylaws of the Company and the proposed resolutions of the Company's Board and shareholders relating to the creation, authorization, classification and issuance of Class G Common Stock.

         2. The Board will not change the number of shares of Class G Common Stock, or the preferences, limitations or relative rights of the Class G Common Stock after such shares are issued.

         Based on the foregoing, and subject to the adoption of the aforesaid resolutions by the Board, we are of the opinion that the shares of Class G Common Stock will be, when issued in accordance with, and sold for the consideration described in, the Registration Statement (provided that (i) the price of such shares is not less than the par value thereof and (ii) the number of shares of each of the Class G Common Stock issued does not exceed the authorized number of shares of Class G Common Stock as of the date of issuance of the shares), validly issued, fully paid and non-assessable by the Company.

         We hereby consent to the filing of this opinion with the Securities and Exchange Commission as part of Post-Effective Amendment No. 24 to the Company's Registration Statement on Form N- 1A.

                                                Very truly yours,



                                                /s/ DRINKER BIDDLE & REATH LLP
                                                ------------------------------
                                                DRINKER BIDDLE & REATH LLP